SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2004

NETMANAGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22158	77-0252226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA	95014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 973-7171

N/A

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements and pro forma financial information

NONE

(b)	Exhibit	Description
	99.1	Press Release of NetManage, Inc. dated July 26, 2004.

ITEM 12. Results of Operations and Financial Condition

On July 26, 2004, NetManage, Inc. (the “Registrant”), issued a press release to report its financial results for the first quarter ended June 30, 2004. A copy of the press release is attached hereto as an Exhibit and is incorporated herein in its entirety by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report (including the exhibit hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report contains material information that is not otherwise publicly available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETMANAGE, INC.

By:	/s/ Michael R. Peckham
Michael R. Peckham
Senior Vice President and Chief Financial Officer

Date: July 26, 2004

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of NetManage, Inc. dated July 26, 2004